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                                             List of Subsidiaries
===========================================================================================================
COMPANY NAME
===========================================================================================================
A.H. Enterprises, Inc.
Air Show Partners
AKG, Inc.
Aktiebolaget Konsertbolaget
Nordlund, Olsson, Rutenborg & Wide
Alingsas Nojeskonsult Atkiebolag
Almost Cut My Hair b.v.
American Artists Limited, Inc.
American Broadway, Inc.
Amphitheater Entertainment
Partnership
Anti-Concerts b.v.
Anti-Concerts Holding b.v.
Anti-Concerts Investments n.v.
Apollo Cambridge Theatre Limited
Apollo Dominion Investments Limited
Apollo Leisure (U.K.) Limited
Apollo Leisure Group Limited
Apollo Lyceum London Limited
Apollo Theatre (Victoria) Limited
Apollo Theatre Productions Limited
Ardee Festivals N.J., Inc.
Arthur Live Touring, LLC
Atlanta Concerts, Inc.
Attraction Traction Limited
Audrey & Jane, Inc.
Avalon Acquisition Corp.
Barry Clayman Concerts (London)
Limited
Barry Clayman Concerts Limited
Barry Clayman Corporation Limited
Barry Clayman Productions Limited
Bayou Place Performance Hall
General Partnership
Beach Concerts, Inc.
Bescot Enterprises Limited
BG Presents. Inc.
BGE Yuba LLC
BGP Acquisition, LLC
BGP Denver, Inc.
BlljettDirekt Sverige Aktiebolag
Bill Graham Enterprises, Inc.
Bill Graham Presents, Inc.
Blues Clues Touring, LLC
Boston Playhouse Realty, Inc.
Boylston Street Theatre Corp.
Broadway Concerts, Inc.
Broadway Series Associates, Inc.

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

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COMPANY NAME
===========================================================================================================
Broadway Series Management Group,
Inc.
Camarillo Amphitheater Managing
Partners, Inc.
Cardenas/Fernandez & Associates,
Inc.
Cardiff International Arena Limited
Cardiff World Trade Centre Limited
CCL Leisure Limited
CDC Amphitheater/l. Inc.
CDC of North Carolina, Inc.
CDC/SMT, Inc.
CDP, Inc.
Cellar Door Amphitheater, Inc.
Cellar Door Amphitheatres/II, Inc.
Cellar Door Concerts of Florida, Inc.
Cellar Door Concerts of the Carolinas,
Inc.
Cellar Door Consulting, Inc.
Cellar Door Holding Company
Cellar Door North Central, Inc.
Cellar Door Productions of Michigan,
Inc.
Cellar Door Productions of Virginia,
Inc.
Cellar Door South East, Inc.
Cellar Door Venues, Inc.
Chastain Ventures JV
Chicago Theater Company
Cirkus Arena och Restaurang pa
Djurgarden Aktiebolag
City Centre Leisure (London) Limited
City Centre Leisure (Meridian) Limited
City Centre Leisure (Severn) Limited
City Centre Leisure (Weald) Limited
Col Arts Associates, Inc.
Concert Productions (UK) Ltd.
Concert Productions International B.V.
Concert Southern Chastain
Promotions
Concerts Advertising, Inc.
Concerts, Inc.
Conn Ticketing Company
Connecticut Amphitheater
Development Corporation
Connecticut Concerts Incorporated
Connecticut Performing Arts Partners
Connecticut Performing Arts, Inc.
Contemporary Group Acquisition Corp.
Contemporary Group, Inc.

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

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COMPANY NAME
===========================================================================================================

Contemporary Productions
Incorporated
Contemporary Sports Incorporated
Cooley and Conlon Management Co.
De Nationale Theaterkassa b.v.
Deer Creek Amphitheater Concerts, Inc.
Deer Creek Amphitheater Concerts, L.P.
Delsener/Slater Enterprises, Ltd.
Delsener/Slater Presents, Inc.
Diart Production Handelsbolag
DLC Corp.
DLC Funding Corp.
Donington Park Leisure Limited
Dragon Advertising Limited
Dumb Deal, Inc.
Eagle Eye Entertainment USA Inc.
Eagle Eye Entertainment, Inc.
EFC Services, Inc.
Electric Factory Concerts, Inc.
EMA Holding AB
EMA Telstar Aktiebolag
EMA Telstar Gruppen AB
EMA Telstar Management Aktiebolag
EMA Telstar Produktion Aktiebolag
EMA Telstar Restaurangmusik
Aktiebolag
EMI Acquisition Sub, Inc.
Entertainment Performing Arts, Inc.
eSuperstars.com, Inc.
ETEK Corp.
Event Merchandising Inc.
Exit 116 Revisited, Inc.
Field Consulting LLC:
Fillmore Corporation
Fillmore Fingers, Inc.
Fillmore Theatrical Services
Financial Advisory Management
Enterprises, Inc.
Fitzers Limited
Food At Work b.v.
Forvaltningsbolaget Cirkus pa
Kungilga Djurgarden Handelsbolag
Fosse NY LLC
Fosse Touring LLC
Frontline Rigging Consults b.v.
Gold Diggers Limited
Graham/Gund Partners
Greater Detroit Theatres, Inc.

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

===========================================================================================================
COMPANY NAME
===========================================================================================================

GSAC Partners
Halcyon Days Productions, Inc.
Haymon Holdings, Inc.
Hedwig Productions LLC
Henry Cardenas & Associates, Inc.
High Cotton, Inc.
Hutchinson Cinemas (North Wales)
Limited
Hutchinson Cinemas (Properties)
Limited
Hutchinson Leisure Group of
Companies Limited
Hutchinson Leisure Limited
In House Tickets, Inc.
Intemco Event Management b.v.
International Music Ltd.
International Music Tour I Ltd.
International Music Tour II Ltd.
Irvine Meadows Amphitheater
Irving Plaza Concerts, Inc.
J&H Touring Company Limited
Partnership
JJB & DHW, Inc.
JJJ Amphitheater Limited Partnership
Jujamcyn Productions Company, LLC
LOC 7000 b.v.
Lugerinc. AB
Magicworks Concerts, Inc.
Magicworks Theatricals, Inc.
Magicworks West, Inc.
Manchester Theatres Limited
Marco Entertainment, Inc.
MCP Promotions Limited
Midland Concert Promotions Group
Limited
Mojo Concerts b.v.
Mojo Talent b.v.
Mojo Theater c.v.
Mojo Works b.v.
Moondog Entertainment AB
Motor SE Aktiebolag
Murat Center Concerts, Inc.
Murat Center Concerts, L.P.
Musical Rights, Inc.
N.V. Antwerps Sportpaleis
N.V. De Schone Schijn
Ned Prop Joint Venture
NEJA Group, L.L.C.
Networks Presentations, LLC
New Avalon, Inc.

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

===========================================================================================================
COMPANY NAME
===========================================================================================================

New Urban Entertainment, LLC
New York Theater Company
NEXT Ticketing, LLC
NOC, Inc.
Nojen i Norr Aktiebolag
Nojen i Norr Production Aktiebolag
North Sea Jazz b.v.
Northcane Limited
Northeast Ticketing Company
NTC Holdings, Inc.
Oakdale Theater Concerts, Inc.
Ohio Arena Partners, LLC
PACE (UK)
PACE AEP Acquisition, Inc.
PACE Amphitheatres, Inc.
PACE Concerts GP, Inc.
PACE Concerts, Ltd.
PACE Entertainment Charitable
Foundation
PACE Entertainment Corporation
PACE Entertainment GP Corp.
PACE Entertainment Group, Ltd.
PACE Milton Keynes, Inc.
PACE Motor Sports, Inc.
PACE Music Group, Inc.
PACE Productions, Inc.
PACE Season Tickets, Inc.
PACE Signatures Group, J.V.
PACE Theatrical Group, Inc.
PACE U.K. Holding Corporation
PACE/Contemporary Motor Sports,
Ltd.
Palace Theatre Operating Group, LLC
Patent 7000 b.v.
Pavillion Partners
PCMT, Inc
PEC, Inc.
Pennies From Heaven b.v.
Performing Arts Management of North
Miami, Inc.
Phantom Touring Ltd
Plaza Mexico, Inc.
Point Exhibition Company Limited
Point Presentations Limited
Point Promotions Limited
Polaris Amphitheater Concerts, Inc.
Portland Pavilion LLC
Production Design Beheer b.v.
Production Design Europe b.v.


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

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COMPANY NAME
===========================================================================================================

Promotie Voor Speciale Evenementen-
Holland b.v.
Proserv, LLC
ProTix Connecticut General
Partnership
PTG-Florida, Inc.
PTG-Florida, Inc./BSMG Joint Venture
Publicitywise Limited
QBQ Entertainment, Inc.
QN Corp.
Radio City Christmas Spectacular
Touring, LLC
Ragtime NY LLC
Rainbow Concert Productions, Inc.
Rhyme Time LLC
Rider House Limited
Robbins Entertainment Group, Inc.
Rosemont Consulting, Inc.
Rugrats American Tour, Ltd.
Rugrats Touring, LLC
RZO Live, Inc.
RZO Music Inc.
RZO Music Limited
RZO Productions, Inc.
RZO Tours, Inc.
Scottish Play, LLC
Selma Amphitheater, LLC
SFX Arena Management, LLC
SFX Broadway, Inc.
SFX Chicago, Inc.
SFX Cincinnati, LLC
SFX Club Management, LLC
SFX Concerts of the Midwest, Inc.
SFX Concerts, Inc.
SFX Delaware, Inc.
SFX Electric Factory, Inc.
SFX Entertainment, Inc.
SFX Family Entertainment Asia
Limited
SFX Family Entertainment
International, Inc.
SFX Family Entertainment
Operations, Inc.
SFX Family Entertainment, Inc.
SFX Family Entertainment, S.A. DE
C.V.
SFX Family Holdings, Inc.
SFX Festivals, Inc.
SFX Interactive, Inc.
SFX Las Vegas, Inc.


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

===========================================================================================================
COMPANY NAME
===========================================================================================================

SFX Marketing, Inc.
SFX Media Group, LLC:
SFX Media Marketing. Inc.
SFX Netherlands B.V.
SFX Netherlands Holdings B.V.
SFX Network Group, L.L.C.
SFX of New Mexico, LLC
SFX Productions and Publishing, Inc.
SFX Radio Network, Inc.
SFX Realty Company of Illinois, Inc.
SFX Record Investments, Inc.
SFX Rights, Inc.
SFX Saratoga Concerts. LLC
SFX Shared Services, Inc.
SFX Sports Group (Australia) PTY Ltd
SFX Sports Group (Europe) Limited
SFX Sports Group, Inc.
SFX Sports Holdings, Inc.
SFX Theatrical Group, Inc.
SFX Theatrical Merchandising, Inc.
SFX Tollin/Robbins, Inc.
SFX Touring, Inc.
SFX Transportation, Inc.
SFX U.K. Holdings Limited
SFX Ventures, Inc,
SFX-FE Touring Artists Group, Inc.
SFX-FEI (Germany), Inc.
SFX.com Incorporated
SFX/NEDCO, Inc.
SFX/SJS Publishing, Inc.
Shelli Meadows, Inc.
Shoreline Amphitheater, Ltd.
Shoreline Amphitheatre Partners
Sight Line Productions b.v.
SJS Research Corporation
SM/PACE, Inc.
Southeast Ticketing Company
Southern Promotions, Inc.
Speakers of Sport, Inc.
Sports & Entertainment Media
Services, Inc.
Step Entertainment Services Inc.
Stichting Administratiekantoor LOC
7000
Straight Intemational Security b.v.
Street Promotions (Europe) Limited
Sunshine Concerts, L.L.C
Sunshine Designs, Inc.
Sunshine Designs, L.P.
Suntex Acquisition, Inc.


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

===========================================================================================================
COMPANY NAME
===========================================================================================================

Suntex Acquisition, L.P.
Taking Care of Music b.v.
Tatton Cinemas (Gatley) Limited
TBA Media, Inc.
TCN Theater Group, Inc.
Texas Tarps
The Album Network, Inc.
The Boathouse Food Service Co.
The Booking Group L.L.C.
The Duke of York Theatre (Holdings)
Limited
The Entertainment Group S.A. de C.V.
The Entertainment Group, Inc.
The Event Support Company b.v.
The Jekyll Company Limited
Partnership
The Rascoff/Zysblat Organization, Inc.
The Security Company Utrecht
Holland Holding b.v.
The Wedding Tour Company
The Wigan Entertainments Company
Limited
Tickets London Limited
Tickets North Limited
TNA (USA) Inc.
TNA International Ltd.
TNA Tour I (USA) Inc.
TNA Tour II (USA) Inc.
Tollin Robbins Productions
Tollin/Robbins Management, LLC
Toronto Theater Ltd.
Total Transport Services b.v.
Tower Theatre, Inc.
Tremont Street Theatre Corporation II,
Inc.
Two Four Sports Limited
Unit Four Cinemas (Accrington)
Limited
Unit Four Cinemas (Walkden) Limited
Unit Four Cinemas (Wigan) Limited
Unit Four Cinemas Limited
Universal/ PACE Amphitheatres
Group, L.P.
V.O.F. Agents Afterall
V.O.F. Excelsior Recordings
Venue and Event Management Limited
West Coast Amphitheater Corp.
Westbury Music Fair, L.L.C.
Willoughby (154) Limited
World Trade Centre Wales Limited

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